UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2011

Aegerion Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-1338042	20-2960116
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

135 US Highway 202/206 South, Suite 15, Bedminster, NJ 07921

(Address of principal executive offices) (Zip Code)

(908) 707-2100

(Registrant’s telephone number, including area code)

101 Main Street, Suite 1850, Cambridge, Massachusetts 02142

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers

On April 12, 2011, Jason Fisherman, M.D. submitted notice of his resignation from the Board of Directors of Aegerion Pharmaceuticals, Inc. (the “Company”), effective April 12, 2011. Dr. Fisherman has no disagreement with the Company on any matter relating to the Company’s operations, policies or practices. Dr. Fisherman has been a valued member of the Company’s Board of Directors and the Company thanks him for his contributions to the Company. At the time of his resignation, Dr. Fisherman served on the Company’s Compensation Committee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEGERION PHARMACEUTICALS, INC.

Date: April 15, 2011	By:	/s/ Marc D. Beer
	Name:	Marc D. Beer
	Title:	Chief Executive Officer